EXHIBIT 10.5
INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (the “Agreement”), dated as of March 31, 2009, is entered into by and between FCS Financial, PCA (“Lender”), for itself and as administrative agent with respect to the Senior Loan Agreements, as defined below; Ray-Carroll County Grain Growers, Inc., a Missouri cooperative association (“Ray-Carroll”); and Show Me Ethanol, LLC (“Borrower”).

ARTICLE I
DEFINITIONS

SECTION 1.01.  Definitions.  As used herein, the following terms shall have the meanings specified below:

“Collateral” has the meaning specified in the Senior Loan Documents between Borrower and Lender.

“Collateral Assignment of Grain Supply Agreement” means that certain Collateral Assignment of Grain Supply Agreement entered into by Borrower and Lender and acknowledged and consented to by Ray-Carroll on March 7, 2007.

“Default” shall mean any Event of Default specified in the Senior Loan Documents or under the Ray-Carroll Loan Documents, or any other event that, with the giving of notice or lapse of time or both, would constitute an Event of Default under the Senior Loan Documents or the Ray-Carroll Loan Documents.

"Default Notice" shall mean a notice delivered pursuant to Section 7.04 hereof: (i) by Lender to Ray-Carroll notifying Ray-Carroll of the occurrence of a Default under the Senior Loan Documents, and (ii) by Ray-Carroll to Lender notifying Lender of the occurrence of a Default under the Ray-Carroll Loan Documents.  A notice shall not be effective unless the allegations on which the notice is based are factually accurate.

"Grain Supply Agreement" that certain Grain Supply Agreement dated March 7, 2007 by and between the Borrower and Ray-Carroll, as the same may be amended from time to time.

"Grain Supply Agreement Obligations" shall mean all amounts incurred within the terms of the Grain Supply Agreement subject to the limitation set forth in section 6.01(d) due from Borrower to Ray-Carroll under the Grain Supply Agreement.

“Insolvency Event” means when (i) Borrower shall (a) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (b) commence a proceeding seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (e) make a general assignment for the benefit of creditors, or (f) take any corporate action for the purpose of authorizing any of the foregoing; or (ii) a case or other proceeding shall be commenced against Borrower in any court of competent jurisdiction seeking (a) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (b) the appointment of a trustee, receiver, custodian, liquidator or the like of Borrower or of all or any substantial part of the assets, domestic or foreign, of Borrower, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against Borrower (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

“Lender” shall mean FCS Financial, PCA, and any other holder from time to time of the Senior Debt.

“Non-Payment Default” shall mean a Default by Borrower under the Senior Loan Agreements other than a failure to pay principal and interest when due.

"Non-Payment Default Remedy Forbearance Period" shall mean the period commencing with the delivery of a Default Notice to Ray-Carroll and ending on the earlier to occur of (1) the 90th day following the occurrence of the Non-Payment Default; (2) waiver or cure of the Non-Payment Default; or (3) an Insolvency Event.

“Payment Default” shall mean a Default by Borrower under the Senior Loan Agreements for failure to pay principal or interest when due.

“Payment Default Remedy Forbearance Period” shall mean the period commencing with the delivery of a Default Notice to Ray-Carroll and ending on the earlier to occur of (1) the 120th day following the occurrence of the Payment Default; (2) waiver or cure of the Payment Default; or (3) an Insolvency Event..

“Ray-Carroll Loan Agreement” shall mean that certain Conversion and Loan Agreement by and among Ray-Carroll and Borrower, dated as of March 31, 2009;

“Ray-Carroll Loan Documents” shall mean the Ray-Carroll Note, and all other instruments and documents executed and delivered by Borrower, as amended from time to time, and any renewal and extensions thereof, with respect to the Ray-Carroll Note Debt.

“Ray-Carroll Note” shall mean those certain promissory note issued by Borrower to Ray-Carroll in the amount of dated as of March 31, 2009

“Ray-Carroll Note Debt” shall mean all obligations of Borrower to Ray-Carroll under the Ray-Carroll Loan Documents, but shall not include the Grain Supply Agreement Obligations.

"Remedy Forbearance Period" shall mean collectively the Payment Default Remedy Forbearance Period and the Non-Payment Default Forbearance Period.

“Senior Notes” shall mean all notes of Borrower payable to Lender evidencing all or part of the Senior Debt, and any amendments, modifications, renewals or extensions thereof.

“Senior Debt” shall mean all obligations of Borrower to Lender now or hereafter existing under the Senior Loan Documents, whether for principal or interest (including interest accruing after the occurrence of an Insolvency Event), and whether or not the same is allowed as a claim, prepayment premium, fees, expenses or otherwise.

“Senior Loan Agreements” shall mean that certain Construction and Term Loan Agreement by and among Borrower, Lender, as administrative agent, and the Banks named therein, dated as of March 1, 2007 and that certain Revolving Credit Agreement by and between Borrower and Lender dated November 6, 2007, both as amended.

“Senior Loan Documents” shall mean the Senior Loan Agreements, the Note, the Deed of Trust, and all other instruments and documents executed and delivered by Borrower, as amended from time to time, and any renewal and extensions thereof, with respect to the Senior Debt.

ARTICLE II
REPRESENTATIONS OF RAY-CARROLL

SECTION 2.01.  Representations and Warranties.  Ray-Carroll hereby represents and warrants to Lender as follows:

(a)  There are no existing agreements or understandings relating to the Ray-Carroll Note Debt between Borrower and Ray-Carroll or the relationship between Borrower and Ray-Carroll under the Grain Supply Agreement that are not fully and accurately described in the Ray-Carroll Loan Documents or the Grain Supply Agreement.

(b)  This Agreement has been duly executed and delivered by Ray-Carroll, and is the valid and binding obligation of Ray-Carroll, enforceable against it in accordance with its terms.

(c) Ray-Carroll is the owner of one hundred percent (100%) of the issued and outstanding Class B membership interests in Borrower and is not relying in anyway on Lender to provide or otherwise distribute information to Ray-Carroll regarding Borrower, save and except any agreements or understandings between Borrower and Lender that are not stated in the Senior Loan Documents.

ARTICLE III
REPRESENTATIONS OF LENDER

SECTION 3.01.  Representations and Warranties.  Lender hereby represents and warrants to Ray-Carroll as follows:

(a)  This Agreement has been duly executed and delivered by the Lender through a representative duly authorized by Lender to enter this Agreement for itself with respect to the Revolving Credit Agreement by and between Borrower and Lender dated November 6, 2007, as amended, and as administrative agent with respect to the Construction and Term Loan Agreement by and among Borrower, Lender, as administrative agent, and the Banks named therein, dated as of March 1, 2007, as amended, and is the valid and binding obligation of Lender in those capacities, enforceable against it in accordance with its terms.

(b)  There are no existing agreements or understandings relating to the Senior Debt between Borrower and Lender, for itself with respect to the Revolving Credit Agreement by and between Borrower and Lender dated November 6, 2007, as amended, and as administrative agent with respect to the Construction and Term Loan Agreement by and among Borrower, Lender, as administrative agent, and the Banks named therein, dated as of March 1, 2007, as amended, that are not fully and accurately described in the Senior Loan Documents.

ARTICLE IV
REPRESENTATIONS OF BORROWER

SECTION 4.01.  Representations and Warranties.  Borrower hereby represents and warrants to Lender and Ray-Carroll as follows:

(a)  This Agreement has been duly executed and delivered by Borrower through a representative duly authorized by Borrower to enter this Agreement and is the valid and binding obligation of Borrower, enforceable against it in accordance with its terms.

(b)  There are no existing agreements or understandings relating to the Senior Debt between Borrower and Lender, Lender for itself with respect to the Revolving Credit Agreement by and between Borrower and Lender dated November 6, 2007, as amended, and as administrative agent with respect to the Construction and Term Loan Agreement by and among Borrower, Lender, as administrative agent, and the Banks named therein, dated as of March 1, 2007, as amended, that are not fully and accurately described in the Senior Loan Documents.

(c)  There are no existing agreements or understandings relating to the Ray-Carroll Loan Agreement between Borrower and Ray-Carroll with respect to payment or security for repayment of the Ray-Carroll Note Debt that are not fully and accurately described in the Ray-Carroll Loan Documents.

ARTICLE V
SUBORDINATION TO LIENS OF SENIOR DEBT

SECTION 5.01.  Lien Subordination.

(a)  General.  The liens securing repayment of the Ray-Carroll Note Debt are, except as otherwise set forth in this Agreement, made expressly subordinate and junior to the liens securing repayment of the Senior Debt to the extent and in the manner set forth in this Agreement.

SECTION 5.02.  Priorities, Remedies, and Payment Over of Proceeds in Certain Events.

(a)  Payment Default under Senior Loan Agreements.  Subject to section 5.02(g), if a Payment Default exists and is continuing, Borrower shall make no direct or indirect payment of the Ray-Carroll Debt, and Ray-Carroll further agrees that it will not accept such payment until expiration of the Payment Default Remedy Forbearance Period.

(b)  Non-Payment Default under Senior Loan Agreements.  Subject to section 5.02(g), if a Non-Payment Default exists and is continuing, or if the Senior Debt has matured, Borrower shall make no direct or indirect payment of the Ray-Carroll Debt, and Ray-Carroll further agrees that it will not accept such payment during the Non-Payment Default Remedy Forbearance Period.

(c)           Suspension of Remedies.  Subject to section 5.02(g), in addition to the restrictions on payment to Ray-Carroll and/or on Ray-Carroll’s acceptance of payments from Borrower, so long as a Remedy Forbearance Period shall exist and be continuing, Ray-Carroll shall not (i) seek, pursue, ask, demand, or sue for any payment, distribution or any other remedy in respect of the Ray-Carroll Debt, any collateral securing the Ray-Carroll Debt, or otherwise available under the Ray-Carroll Loan Documents, (ii) demand, ask for or apply to any court for the appointment of a receiver to own or operate the Borrower, any of its properties or any of its businesses, or (iii) commence, or join with any other creditor (other than Lender) in commencing, any Insolvency Event.

(d)  Certain Payments Held in Trust.  In the event that, notwithstanding the foregoing provisions prohibiting such payment, Ray-Carroll shall have received any payment or distribution in respect of the Ray-Carroll Debt contrary to such provisions, then and in such event such payment or distribution shall be received and held in trust for Lender and shall be paid over or delivered to Lender for application to the Senior Debt.

(e) Permitted Payments to Ray-Carroll.  Except as expressly set forth in this Section 5.02, Lender specifically acknowledges and agrees that Borrower shall be permitted to make, and Ray-Carroll shall be entitled to receive, interest and permitted principal payments on the Ray-Carroll Debt in accordance with the Ray-Carroll Loan Documents.  Neither the interruption of payments to Ray-Carroll or the suspension of remedies pursuant to this Section 5.02 shall be interpreted to constitute a general subordination in priority of payment.

(f)  Default Notices; Remedy Notices.  Promptly upon learning of an Event of Default under the Senior Loan Agreement, Lender shall give notice to Ray-Carroll of such Default.  Likewise, promptly upon learning of an Event of Default under the Ray-Carroll Loan Documents, Ray-Carroll shall give notice to Lender of such Default.  If either Lender or Ray-Carroll should (i) seek, pursue, ask, demand, or sue for any payment, exercise of any right as a secured party, disposition of property or conduct of trustee’s sale, distribution or any other remedy in respect of the Borrower's respective obligations, any collateral securing such obligations, or otherwise available under the applicable loan agreements, (ii) demand, ask for or apply to any court for the appointment of a receiver to own or operate the Borrower, any of its properties or any of its businesses, or (iii) commence, or join with any other creditor in commencing, any Insolvency Event, then, and in such event, the party so moving shall provide prompt notice of such action to the non-moving party.

(g)           Limitation on Exercise of Payment and Remedy Blocks.  Notwithstanding anything to the contrary, the Lender may not invoke Sections 5.02(a) or (b) to suspend Ray-Carroll's right to receive payments under the Ray Carroll Loan Documents or invoke Section 5.02(c) to block Ray-Carroll's exercise of its remedies if Section 5.02(a), (b), or (c) has been invoked at any time in the preceding 365 days..

Section 5.03.  Additional Credit to Borrower.    Aside from advances under the Senior Loan Agreements that are necessary to preserve and protect the Collateral, the Lender may not extend additional credit to Borrower in excess of the amounts authorized by the Senior Loan Agreements without Ray-Carroll's prior consent.  Notwithstanding anything to the contrary contained herein, Lender shall be permitted to lend additional amounts to Borrower in connection with an Insolvency Event, and nothing herein shall be deemed to impair Ray-Carroll's rights to object to this additional lending in connection with an Insolvency Event.

SECTION 5.04.  Rights Not to be Impaired.  No right of Lender or Ray-Carroll to enforce their respective rights as herein provided shall at any time in any way be prejudiced or impaired by any noncompliance by Borrower with the terms and provisions and covenants herein regardless of any knowledge thereof Lender or Ray-Carroll, respectively, may have or otherwise be charged with.  The provisions of this Article V are intended to be for the benefit of, and shall be enforceable directly by, Lender and Ray-Carroll, respectively. Lender, Borrower and Ray-Carroll expressly reserve all of their rights with respect to characterize of the Grain Supply Agreement as part of, or separate from, as the case may be, the forward contracts entered into prior to the date hereof and the Ray-Carroll Note Debt..

SECTION 5.05.  Further Assurances.  Ray-Carroll will take reasonable steps to mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement, and will, in the case of any Ray-Carroll Note Debt which is evidenced by any instrument, upon Lender’s reasonable request cause such Ray-Carroll Note Debt to be evidenced by an appropriate instrument or instruments endorsed with a legend evidencing this Agreement.  Ray-Carroll will, at its reasonable expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that Lender may reasonably request, in order to protect any right or interest expressly granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies expressly granted hereunder.

SECTION 5.06 Miscellaneous.

(a)  All rights and interests of Lender under this Article V, and all agreements and obligations of Ray-Carroll under this Article V, shall remain in full force and effect irrespective of:

(i)  any lack of validity or enforceability of any Senior Loan Document, and Note or any other agreement or instrument relating thereto or to any other Senior Debt;

(ii)  any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Debt, or any other amendment or waiver of or any consent to departure from any Senior Loan Document any Note or any other agreement or instrument relating thereto or to the Senior Debt, save and except any attempt to increase the principal amount owing on the Senior Debt except as may be granted consent pursuant to Section 5.03 hereof; or

(iii)  any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Debt; or

(iv)  any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or a subordinated creditor.

Notwithstanding the foregoing, this section 5.06(a) shall inure only to the benefit of Lender or its participants, successors or assignees and shall not be binding upon any party other than Ray-Carroll and its successors and assigns.

(b)  The provisions of this Article V shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by Lender, as the case may be, upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

(c)  The provisions of this Article V constitute a continuing agreement and shall (i) remain in full force and effect until the Senior Debt shall have been indefeasibly paid in full, (ii) be binding upon Ray-Carroll and its heirs, personal representatives, successors and assigns, and (iii) be binding upon and inure to the benefit of and be enforceable by Lender and its successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer any Senior Note or portion thereof held by it, or grant any participation in any of its rights or obligations under the Senior Loan Documents, to any other person or entity, and such other person or entity shall thereupon become vested with all the rights in respect thereof granted to Lender herein or otherwise.  Lender and any owner of a participation in any Senior Debt will take reasonable steps to mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement, and will, in the case of the Senior Notes which is evidenced by any instrument, cause such Senior Notes to be evidenced by an appropriate instrument or instruments endorsed with a legend evidencing this Agreement.

ARTICLE VI
COVENANTS

SECTION 6.01.  Covenants of Ray-Carroll.  Ray-Carroll covenants and agrees with Lender that, unless Lender shall otherwise agree in writing, prior to the termination of the Senior Loan Documents and payment in full of the Senior Debt:

(a)  Ray-Carroll will not sell, assign, pledge, encumber or otherwise dispose of any of the Ray-Carroll Note Debt held by it unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to this Agreement.

(b)  Ray-Carroll will not permit the terms of any of the Ray-Carroll Note Debt held by it to be amended or modified in such a manner as to have any adverse effect upon the rights or interests of Lender hereunder.

(c)  Except for the Ray-Carroll Loan Documents, Ray-Carroll will not secure the payment of any Ray-Carroll Note Debt or any other obligation of Borrower to Ray-Carroll, or obtain a lien, security interest or other charge or encumbrance of any nature whatsoever against Borrower's property, whether now owned or hereafter acquired; provided, however, that this paragraph shall not apply to Grain Supply Agreement Obligations.

(d)           Ray-Carroll shall not enter into any forward contracts with Borrower for the sale of corn with a delivery date more than seven (7) days later than the date of any such contract without Lender’s prior advance written consent unless offsetting ethanol sales are made.

(e)  Ray-Carroll shall not at anytime contest the validity, perfection, priority or enforceability of any lien or security interest granted to Lender, save and except any lien securing repayment of the Grain Supply Agreement Obligations.

SECTION 6.02.  Covenants Regarding Grain Supply Agreement.  The parties hereto acknowledge Borrower and Lender entered into a Collateral Assignment of Grain Supply Agreement, and Ray-Carroll acknowledged and consented to such Collateral Assignment of Grain Supply Agreement by execution of the Acknowledgement and Consent of Supplier also dated March 7, 2007.  Furthermore, as of the date hereof, the Collateral Assignment of Grain Supply Agreement and Ray-Carroll’s consent and acknowledgement thereto remain in full force and effect.  In the event that Lender exercises its rights under the Collateral Assignment of Grain Supply Agreement, it shall be obligated to cure immediately any then existing payment defaults under the Grain Supply Agreement (but not under the Ray-Carroll Note), provided, however, that Ray-Carroll shall not be obligated to perform under the Grain Supply Agreement for more than 180 days after Lender exercises its rights under the Collateral Assignment of Grain Supply Agreement unless Lender cures all then existing payment defaults under the Ray-Carroll Note.

ARTICLE VII
MISCELLANEOUS

SECTION 7.01.  Amendments, etc.  No amendment of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by Borrower, Lender and Ray-Carroll.

SECTION 7.02.  Waiver. Any waiver of a right provided under this Agreement or a breach of this Agreement must be express and written.  The waiver by either of the Lender or Ray-Carroll of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.  Selection by Lender or Ray-Carroll of a specific remedy does not constitute, and shall not be interpreted to constitute, a waiver of any other remedy of such party, and failure to select a specific remedy does not constitute, and shall not be interpreted to constitute, a waiver of such remedy.  Lender’s or Ray-Carroll’s failure at any time to enforce any of the terms, provisions or conditions of this Agreement shall not constitute or be construed as a waiver of the same and any single or partial exercise by such party of any right under this Agreement shall not preclude any further or other exercise of the same or any other right.

SECTION 7.03 Expenses.  In the event of any action by either the Lender or Ray-Carroll to enforce any provision of this Agreement, or on account of any default under or breach of this Agreement, the prevailing party, as determined by a court of competent jurisdiction, in such action will be entitled to recover, in addition to all other relief, from the other party all legal fees incurred by the prevailing party, in connection with such action (including, but not limited to, any appeal thereof).

SECTION 7.04.  Addresses for Notices.  All notices and other communications provided for under this Agreement shall be in writing  and mailed, faxed, or delivered at the addresses set forth below, or at such other address as such party may specify by written notice to the other parties hereto:

If to the Borrower:	Show Me Ethanol, LLC
807 West Main
Post Office Box 158
Richmond, Missouri 64085
Attention: Dennis M. Alt
Telephone: (816) 776-2291
Facsimile: (816) 776-3213

With a copy to:	Bryan Cave LLP
3500 One Kansas City Place
1200 Main Street
Kansas City, MO 64105
Attention: Laurence Frazen
Telephone: (816) 374-3200

Facsimile: (816) 374-3300

If to Ray-Carroll:	Ray-Carroll County Grain Growers, Inc.
807 West Main, P. O. Box 158
Richmond, MO 64085
Telephone: (816) 776-2291
Facsimile: (816) 776-3213
Attention: Mike Nordwald

With a copy to:	Stinson Morrison Hecker LLP
1201 Walnut, Suite 2900
Kansas City, MO 64106
Telephone: (816) 842-8600
Facsimile: (816) 691-3495
Attention: Mark S. Carder

If to the Lender:	FCS Financial, PCA
Three City Place Drive, Suite 870
St. Louis, MO 63141
Telephone: 314-432-4278
Facsimile: 314-567-4678
Attention: Lee Fuchs

With a copy to:	Husch Blackwell Sanders LLP
1949 E. Sunshine St., Suite 2-300
Springfield, MO 65804
Telephone: (417) 862-6246
Facsimile: (417) 862-6948
Attention: Gary A. Powell

SECTION 7.05.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, federal law, and to the extent applicable, the internal laws of the State of Missouri.

SECTION 7.06. CONSENT TO JURISDICTION.  BY EXECUTION OF THIS AGREEMENT, THE PARTIES HERETO CONSENT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF ST. LOUIS, MISSOURI AND WAIVE ANY OBJECTION WHICH THAT PARTY MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT.  EACH PARTY FURTHER COVENANTS AND AGREES THAT AT ALL TIMES IT SHALL HAVE AT LEAST ONE REGISTERED AGENT WITHIN THE CONTINENTAL UNITED STATES OF AMERICA, WHICH AGENT SHALL ACCEPT ANY AND ALL SERVICE OF PROCESS UPON THAT PARTY, AND THAT IN THE EVENT THAT PARTY FAILS AT ANY TIME TO HAVE SUCH A REGISTERED AGENT, OR SUCH REGISTERED AGENT REFUSES SUCH SERVICE OF PROCESS FOR ANY REASON WHATSOEVER, THEN SERVICE OF ANY AND ALL SUCH PROCESS UPON THAT PARTY MAY BE MADE BY MAIL OR MESSENGER DIRECTED TO THAT PARTY’S ADDRESS SET FORTH IN SECTION 7.04.  SERVICE SO MADE SHALL BE DEEMED TO CONSTITUTE PERSONAL SERVICE UPON THAT PARTY, AND SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THAT PARTY’S ADDRESS.  FURTHERMORE, EACH PARTY HERETO WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED BY APPLICABLE LAW. NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PARTIES HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER PARTIES OR THAT PARTY’S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.”

SECTION 7.07.  Management of Credit.  Except as otherwise provided in this Agreement, Lender shall be entitled to manage and supervise the obligations of Borrower to it in accordance with applicable law and practices in effect from time to time without regard to the existence of Ray-Carroll, and Lender shall have no liability to Ray-Carroll for (i) any and all actions which Lender, in good faith, takes or omits to take in connection with its credit arrangement with Borrower, including without limitation with respect to the creation, perfection or continuation of liens in any Collateral, the occurrence of default, the foreclosure upon, sale, release or depreciation of, or a failure to realize upon, any Collateral and the collection of any indebtedness or of any claim from any account debtor, guarantor (or any other party), and (ii) any election of the application of Section 1111(b)(2) of the Federal Bankruptcy Code.  Each party agrees that it shall and will, upon reasonable request of the other party, execute and deliver such other and further documents and instruments that may be necessary or desirable to carry out more effectively the provisions and purposes of this Agreement.

SECTION 7.08.  Multiple Counterparts.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

SECTION 7.09  Borrower Consent.  By its execution of this Agreement, Borrower evidences its consent and agreement to the terms and conditions of this Agreement and stipulates that Lender and Ray-Carroll have relied upon such consent in determining to advance credit to Borrower and forbear from enforcement of existing obligations of Borrower that are presently in default.

SECTION 7.10  No Third Party Beneficiary.  By execution hereof, the parties hereto acknowledge and agree that this Agreement is solely between the parties hereto and no other person or entity not a party to this Agreement shall have any rights hereunder, either as a third party beneficiary or otherwise.

SECTION 7.11.  Other Payments.  Neither Ray-Carroll nor the Lender shall be entitled to receive any Excess Quarterly Cash payments during calendar years 2009 or 2010.  Thereafter, Borrower shall pay (i) pay one-half of any Excess Quarterly Cash to Ray Carroll as more particularly described in the Ray-Carroll Note, and (ii) at the same time, pay the other one-half of the Excess Quarterly Cash to Lender.  Notwithstanding anything to the contrary herein, if there is a Default under the Ray-Carroll Note and at the time of such Default Borrower has Excess Quarterly Cash, then Ray-Carroll and the Lender shall share equally all such Excess Quarterly Cash.  Any Excess Quarterly Cash paid at any time to Ray-Carroll shall be applied to the Ray-Carroll Note and any Excess Quarterly Cash paid at any time to the Lender shall be applied to the Senior Debt.  For purposes of this Section, the term "Excess Quarterly Cash" shall have the same meaning as set forth in the Ray-Carroll Note.

SECTION 7.12.  Memorandum of Agreement.  Simultaneous with the execution hereof, the parties shall also execute and deliver a short form memorandum of this Agreement, in the form attached hereto as Exhibit “A”, for the purpose of recording the same in the real estate records of Carroll County, Missouri.

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IN WITNESS WHEREOF, Ray-Carroll, Lender and Borrower have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

FCS FINANCIAL, PCA

By:
Name:
Title:

“Lender”

RAY-CARROLL COUNTY GRAIN GROWERS, INC.

By:
Name:
Title:

“Ray-Carroll”

SHOW ME ETHANOL, LLC

By:
Name:
Title:

“Borrower”

EXHIBIT “A”

Memorandum of Intercreditor Agreement

MEMORANDUM OF INTERCREDITOR AGREEMENT

MEMORANDUM OF INTERCREDITOR AGREEMENT (“Memorandum”), dated as of March 31, 2009, is entered into by and between FCS Financial, PCA (“Lender”), for itself and as administrative agent with respect to the Lender Loans, as defined below; Ray-Carroll County Grain Growers, Inc., a Missouri cooperative association (“Ray-Carroll”); and Show Me Ethanol, LLC a Missouri limited liability company (“Borrower”).

WITNESSETH:

WHEREAS, Lender and Borrower are parties to that certain Construction and Term Loan Agreement by and among Borrower, Lender, as administrative agent, and the Banks named therein, dated as of March 1, 2007 and that certain Revolving Credit Agreement by and between Borrower and Lender dated November 6, 2007, both as amended (the “Lender Loans”);

WHEREAS, Ray-Carroll and Borrower are parties to that certain Conversion and Subordinated Secured Promissory Note by and among Ray-Carroll and Borrower, dated as of March 31, 2009 (the “Ray-Carroll Loan”);

WHEREAS, both Lender, in connection with the Lender Loans, and Ray-Carroll, in connection with the Ray-Carroll Loan, have recorded a deed of trust/security interest in Borrower’s interest the property described on Exhibit “A” as collateral for their respective loans (the “Property”);

WHEREAS, Ray-Carroll, Borrower and Lender are parties to that certain Intercreditor Agreement dated as of the date hereof (the “Intercreditor Agreement”) wherein the parties agreed to certain procedures, rights and remedies in the event of a default under either the Lender Loans or the Ray-Carroll Loan; and

WHEREAS, Lender and Ray-Carroll require that this Memorandum be recorded in the Carroll County, Missouri Recorder’s Office for the purpose of giving notice of certain of the existence of the Intercreditor Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein and in the Intercreditor Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.           This instrument is merely a memorandum of the Intercreditor Agreement and is subject to all of the terms, conditions and provisions of the Intercreditor Agreement.  In the event of any inconsistency between the terms of the Intercreditor Agreement and this Memorandum, the terms of the Intercreditor Agreement shall govern and control.

2.           This Memorandum shall be recorded in the real estate records for Carroll County, Missouri, in lieu of recordation of the Intercreditor Agreement.

IN WITNESS WHEREOF, Ray-Carroll, Lender and Borrower have caused this Memorandum to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

FCS FINANCIAL, PCA

By:
Name:
Title:

“Lender”

RAY-CARROLL COUNTY GRAIN GROWERS, INC.

By:
Name:
Title:

“Ray-Carroll”

SHOW ME ETHANOL, LLC

By:
Name:
Title:

“Borrower”

STATE OF MISSOURI	)
	)	SS.
COUNTY OF ______________	)

On this __________ day of March, 2009, before me appeared __________________________, to me personally known, who being by me duly sworn did say that he is the __________________________ of ________________________, a ________________________ corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

Notary Public
My Commission Expires:

STATE OF MISSOURI	)
	)	SS.
COUNTY OF ______________	)

On this ________ day of March, 2009, before me appeared __________________________, to me personally known, who being by me duly sworn did say that he is the __________________________ of ________________________, a ________________________ corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

Notary Public
My Commission Expires:

STATE OF MISSOURI	)
	)	SS.
COUNTY OF ______________	)

On this ________ day of March, 2009, before me appeared __________________________, to me personally known, who being by me duly sworn did say that he is the __________________________ of ________________________, a ________________________ corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and he acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

Notary Public
My Commission Expires:

EXHIBIT “A”

Property